Exhibit 4
                                                                       ---------


                              NEUROGEN CORPORATION
                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
                                 April 16, 2004


Warburg Pincus Private Equity VIII, L.P.
466 Lexington Avenue
New York, NY  10017
Attention:  Mr. Stewart Hen

Andrew H. Tisch 2004 Annuity Trust #1
Daniel R. Tisch 2004 Annuity Trust #1
James S. Tisch 2004 Annuity Trust #1
Thomas J. Tisch 2004 Annuity Trust #1
667 Madison Avenue
New York, NY  10021
Attention:  Mr. Barry L. Bloom

Andrew H. Tisch 2004 Annuity Trust II
Daniel R. Tisch 2004 Annuity Trust II
James S. Tisch 2004 Annuity Trust II
Thomas J. Tisch 2004 Annuity Trust II
667 Madison Avenue
New York, NY  10021
Attention:  Mr. Barry L. Bloom

Baker Bros. Investments, L.P.
Baker Bros. Investments II, L.P.
Baker Biotech Fund I, L.P.
Baker Biotech Fund II, L.P.
Baker/Tisch Investments, L.P.
Baker Biotech Fund II (Z), L.P.
667 Madison Avenue, 17th Floor
New York, NY  10021
Attention:  Mr. Leo Kirby


Gentlemen:

     Reference is made to the Securities Purchase Agreement, dated as of March 19, 2004 (the "SPA"), and amended as of March 26, 2004 by a Side Letter Agreement (the "Letter Agreement"), by and among Neurogen Corporation (the "Company") and the investors listed on the signature pages thereto (collectively, the "Investors").

     It is hereby agreed that Investors Andrew H. Tisch 2004 Annuity Trust #1, Daniel R. Tisch 2004 Annuity Trust #1, James S. Tisch 2004 Annuity Trust #1 and Thomas J. Tisch 2004 Annuity Trust #1 are deleted from the SPA and the Letter Agreement and replaced with Andrew H. Tisch 2004 Annuity Trust II, Daniel R. Tisch 2004 Annuity Trust II, James S. Tisch 2004 Annuity Trust II and Thomas J. Tisch 2004 Annuity Trust II, respectively, effective as of the respective dates of execution thereof. Accordingly, each of Andrew H. Tisch 2004 Annuity Trust II, Daniel R. Tisch 2004 Annuity Trust II, James S. Tisch 2004 Annuity Trust II and Thomas J. Tisch 2004 Annuity Trust II will purchase 267,858 shares of Common Stock at $7.00 per share.

     This letter agreement may be executed in one or more counterparts (including by facsimile), which shall be deemed an original and all of which together shall be considered one and the same agreement.

     If you are in agreement with the matters set forth above, please sign this letter in the space indicated below and return to the undersigned.


                                        Very truly yours,

                                       NEUROGEN CORPORATION

                                        By: /s/ Steve Davis
                                            ------------------------------
                                            Name:  Steve Davis
                                            Title: EVP & CBO

ACCEPTED AND AGREED:

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By: Warburg Pincus & Co.,
    General Partner

    By: /s/ Stewart Hen
        ------------------------------
        Name:  Stewart Hen
        Title: Partner

BAKER/TISCH INVESTMENTS, L.P.

By: Baker/Tisch Capital, L.P.,
    General Partner
By: Baker/Tisch Capital (GP), LLC,
    General Partner

    By: /s/ Felix Baker, Ph.D.
        ------------------------------
        Name:  Felix Baker, Ph.D.
        Title: Managing Member


BAKER BROS. INVESTMENTS, L.P.

By: Baker Bros. Capital, L.P.,
    General Partner
By: Baker Bros. Capital (GP), LLC,
    General Partner

    By: /s/ Felix Baker, Ph.D.
        ------------------------------
        Name:  Felix Baker, Ph.D.
        Title: Managing Member


BAKER BROS. INVESTMENTS II, L.P.

By: Baker Bros. Capital, L.P.,
    General Partner
By: Baker Bros. Capital (GP), LLC,
    General Partner

    By: /s/ Felix Baker, Ph.D.
        ------------------------------
        Name:  Felix Baker, Ph.D.
        Title: Managing Member


BAKER BIOTECH FUND I, L.P.

By:    Baker Biotech Capital, L.P.,
       General Partner
By:    Baker Biotech Capital (GP), LLC,
       General Partner

    By: /s/ Felix Baker, Ph.D.
        ------------------------------
        Name:  Felix Baker, Ph.D.
        Title: Managing Member

BAKER BIOTECH FUND II, L.P.

By: Baker Biotech Capital II, L.P.,
    General Partner
By: Baker Biotech Capital II (GP), LLC,
    General Partner

    By: /s/ Felix Baker, Ph.D.
        ------------------------------
        Name:  Felix Baker, Ph.D.
        Title: Managing Member


BAKER BIOTECH FUND II (Z), L.P.

By: Baker Biotech Capital II, L.P.,
    General Partner
By: Baker Biotech Capital II (GP), LLC,
    General Partner

    By: /s/ Felix Baker, Ph.D.
        ------------------------------
        Name:  Felix Baker, Ph.D.
        Title: Managing Member


ANDREW H. TISCH 2004 ANNUITY TRUST #1
DANIEL R. TISCH 2004 ANNUITY TRUST #1
JAMES S. TISCH 2004 ANNUITY TRUST #1
THOMAS J. TISCH 2004 ANNUITY TRUST #1
ANDREW H. TISCH 2004 ANNUITY TRUST II
DANIEL R. TISCH 2004 ANNUITY TRUST II
JAMES S. TISCH 2004 ANNUITY TRUST II
THOMAS J. TISCH 2004 ANNUITY TRUST II


/s/ Barry L. Bloom
------------------------------
Name:  Barry L. Bloom
Title: Attorney-in-Fact


cc:  Milbank, Tweed, Hadley & McCloy LLP
     1 Chase Manhattan Plaza
     New York, NY  10005
     Attention:  Robert B. Williams, Esq.

     Willkie Farr & Gallagher LLP
     787 Seventh Avenue
     New York, NY  10019
     Attention:  Steven J. Gartner, Esq.

     Sullivan & Cromwell
     125 Broad Street
     New York, NY  10004
     Attention:  Richard R. Howe, Esq.